UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2003
                                                --------------------------------

                          GS Mortgage Securities Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                               333-100818                    13-6357101
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                     10004
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
                                                  ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events

            On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Structural and Collateral Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of the GSAMP Trust 2003-FM1, Mortgage Pass-Through Certificates, Series 2003-FM1 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Structural and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Structural and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                 Description
            -----------------           -----------

            (99.1) Structural and Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with the GSAMP Trust 2003-FM1, Mortgage Pass-Through
                                        Certificates, Series 2003-FM1.

            (99.2) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with the GSAMP Trust 2003-FM1, Mortgage Pass-Through Certificates, Series
                                        2003-FM1.

            (99.3) Structural and Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with the GSAMP Trust 2003-FM1, Mortgage Pass-Through
                                        Certificates, Series 2003-FM1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GS MORTGAGE SECURITIES CORP.


March 14, 2003                          By:          /s/ Samuel Ramos
                                           -------------------------------------
                                           Name:  Samuel Ramos
                                           Title: Secretary

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99.1)                  Structural and Collateral Term                  (E)
                        Sheets prepared by Goldman, Sachs &
                        Co. in connection with the GSAMP
                        Trust 2003-FM1, Mortgage
                        Pass-Through Certificates, Series
                        2003-FM1.

(99.2)                  Collateral Term Sheets prepared by              (E)
                        Goldman, Sachs & Co. in connection
                        with the GSAMP Trust 2003-FM1,
                        Mortgage Pass-Through Certificates,
                        Series 2003-FM1.

(99.3)                  Structural and Collateral Term                  (E)
                        Sheets prepared by Goldman, Sachs &
                        Co. in connection with the GSAMP
                        Trust 2003-FM1, Mortgage
                        Pass-Through Certificates, Series
                        2003-FM1.